Exhibit 99.1

indie Semiconductor Exceeds Q2 2021 Expectations and Reaffirms Strategic Outlook

•Delivered 148% Year-over-Year Revenue Growth
•Exited the Quarter with $354 million in Cash and Cash Equivalents
•Guides to 30% Sequential Top Line Growth with Further Non-GAAP Gross Margin Expansion in Q3 2021

ALISO VIEJO, Calif. – Aug. 10, 2021 – indie Semiconductor, Inc. (Nasdaq: INDI), an Autotech solutions innovator, today announced results for the second quarter ended June 30, 2021. Second quarter revenue grew to a record $9.2 million, up 148 percent from the year ago period. Non-GAAP gross margin expanded 140 basis points from June 2020 levels to 42.1 percent. On a GAAP basis, second quarter 2021 operating loss was $18.5 million versus $4.6 million in the year ago period, including transaction costs and share-based compensation. Non-GAAP operating loss for the second quarter of 2021 was $9.6 million compared to a non-GAAP operating loss of $4.5 million for the second quarter of 2020, reflecting increasing customer-driven R&D investments and expenses associated with becoming a publicly traded company.

“indie’s solid second quarter 2021 revenue and margin performance demonstrate the growing, broad-based demand for our highly integrated automotive semiconductor and software solutions,” said Donald McClymont, indie’s co-founder and chief executive officer. “Automotive OEMs and Tier 1 customers are increasingly seeking partners who can deliver differentiated architectures that enhance vehicle safety, connectivity, electrification and the user experience. Given strong order visibility, our track record of innovation and ability to scale, indie is well positioned to substantially outpace the Autotech market and in turn, create strategic shareholder value.”

Q2 Business Highlights

•Closed merger with Thunder Bridge Acquisition II and commenced trading on Nasdaq June 11
•Won a new EV product design with one of the largest European automotive Tier 1s
•Expanded shipments of highly integrated OnBrD™ telematics solution
•Secured record orders for ultrasonic automatic park assist systems
•Ramped advanced lighting controllers with multiple new OEMs
•Extended engagement with a global innovator of sensor technology in support of access solutions

Third Quarter 2021 Outlook

We provide earnings guidance on a non-GAAP basis because certain information necessary to reconcile such guidance to GAAP is difficult to estimate and dependent on future events outside of our control. Please refer to the attached Discussion Regarding the Use of Non-GAAP Financial Measures in this press release for a further discussion of our use of non-GAAP measures.

“Despite global supply chain tightness, we anticipate our top line growth to outperform the market with sustained gross margin expansion in the third quarter of 2021,” said Thomas Schiller, indie’s chief financial officer and executive vice president of strategy. “Specifically, we expect 30 percent sequential revenue growth and non-GAAP gross margin of roughly 43 percent. At this growth trajectory, the stage is set for indie to nearly double revenue in 2021.”

indie’s Second Quarter 2021 Conference Call

indie Semiconductor will host a conference call with analysts to discuss its second quarter 2021 results and business outlook today at 5:00 p.m. Eastern time. To listen to the conference call via the Internet, please go to the Financials tab on the Investors page of indie’s website. To listen to the conference call via telephone, please call (877) 451-6152 (domestic) or (201) 389-0879 (international), Conference ID: 13721470.

A replay of the conference call will be available beginning at 9:00 p.m. Eastern time on August 10, 2021, until 9:00 p.m. Eastern time on August 17, 2021, under the Financials tab on the Investors page of indie’s website, or by calling (844) 512-2921 (domestic) or (412) 317-6671 (international), Conference ID: 13721470.

About indie

indie is empowering the Autotech revolution with next generation automotive semiconductors and software platforms. We focus on edge sensors for Advanced Driver Assistance Systems including LiDAR, connected car, user experience and electrification applications. These technologies represent the core underpinnings of both electric and autonomous vehicles, while the advanced user interfaces transform the in-cabin experience to mirror and seamlessly connect to the mobile platforms we rely on every day. We are an approved vendor to Tier 1 partners and our solutions can be found in marquee automotive OEMs around the world. Headquartered in Aliso Viejo, CA, indie has design centers and sales offices in Austin, TX; Boston, MA; Detroit, MI; San Francisco and San Jose, CA; Budapest, Hungary; Dresden, Germany; Edinburgh, Scotland and several locations throughout China.

Please visit us at www.indiesemi.com to learn more.

Safe Harbor Statement

This communication contains “forward-looking statements” (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements include, but are not limited to, statements regarding our future business and financial performance and prospects, and other statements identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. In addition to the factors previously disclosed in our registration statement on Form S-1 (SEC File No. 333-257629) and in our other public reports filed with the SEC (including those identified under “Risk Factors” therein), the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the impact of the COVID-19 pandemic; our reliance on contract manufacturing and outsourced supply chain and the availability of semiconductors and manufacturing capacity; competitive products and pricing pressures; our ability to win competitive bid selection processes and achieve additional design wins; the impact of any acquisitions we may make; our ability to develop, market and gain acceptance for new and enhanced products and expand into new technologies and markets; trade restrictions and trade tensions; and political and economic instability in our target markets. indie cautions that the foregoing list of factors is not exclusive.

All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements made in this announcement or in our other public filings, whether as a result of new information, future events or otherwise, except as required by law.

Media Inquiries
Pilar Barrigas
949-418-8754
media@indiesemi.com

Investor Relations
ir@indiesemi.com

#indieSemi_Earnings

INDIE SEMICONDUCTOR, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue:
Product revenue	$8,888	$3,337	$16,371	$7,562
Contract revenue	292	371	923	809
Total revenue	9,180	3,708	17,294	8,371
Operating expenses:
Cost of goods sold	5,319	2,198	10,167	5,078
Research and development	13,486	4,799	22,163	9,634
Selling, general, and administrative	8,878	1,329	11,573	2,815
Total operating expenses	27,683	8,326	43,903	17,527
Loss from operations	(18,503)	(4,618)	(26,609)	(9,156)
Other income (expense), net:
Interest income	13	6	20	12
Interest expense	(530)	(551)	(1,150)	(1,103)
Gain (loss) from change in fair value of SAFEs	2,500	(1,866)	21,600	(2,215)
Gain (loss) from change in fair value of warrants	11,316	—	11,316	—
Gain (loss) from change in fair value of earn-out liabilities	17,839	—	17,839	—
Gain (loss) from extinguishment of debt	304	—	304	—
Other income	106	56	99	112
Total other income (expense), net	31,548	(2,355)	50,028	(3,194)
Net income (loss) before income taxes	13,045	(6,973)	23,419	(12,350)
Income tax expense	57	19	70	22
Net income (loss)	12,988	(6,992)	23,349	(12,372)
Less: Net income (loss) attributable to noncontrolling interest	6,839	(134)	6,385	(393)
Net income (loss) attributable to indie Semiconductor, Inc.	$6,149	$(6,858)	$16,964	$(11,979)

Net income (loss) attributable to common shares —basic	$6,149	$(6,858)	$16,964	$(11,979)
Net income (loss) attributable to common shares —diluted	$3,649	$(6,858)	$(4,636)	$(11,979)

Net income (loss) per share attributable to common shares —basic	$0.13	$(0.22)	$0.43	$(0.39)
Net income (loss) per share attributable to common shares —diluted	$0.06	$(0.22)	$(0.10)	$(0.39)

Weighted average common shares outstanding—basic (1)	47,058,489	31,139,900	39,712,251	31,055,003
Weighted average common shares outstanding—diluted (1)	63,647,057	31,139,900	46,236,226	31,055,003

(1) - Retroactively restated to give effect to reverse recapitalization.

INDIE SEMICONDUCTOR, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
(Unaudited)

	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$354,208	$18,698
Accounts receivable, net	7,189	5,913
Inventory, net	3,363	2,900
Prepaid expenses and other current assets	4,085	2,465
Total current assets	368,845	29,976
Property and equipment, net	2,706	2,169
Intangible assets, net	12,496	1,088
Goodwill	1,739	1,739
Other assets and deposits	176	154
Total assets	$385,962	$35,126

Liabilities and stockholders' equity
Accounts payable	$19,320	$4,554
Accrued expenses and other current liabilities	3,851	2,522
Intangible asset contract liability	2,386	2,270
Deferred revenue	927	1,665
Simple agreements for future equity ("SAFEs")	—	102,700
Current debt obligations	2,294	8,488
Total current liabilities	28,778	122,199
Long-term debt, net of current portion	—	12,345
Warrant liability	63,092	—
Earn-out liability	101,820	—
Intangible asset contract liability, net of current portion	10,032	400
Other long-term liabilities	2,219	1,674
Total liabilities	205,941	136,618
Commitments and contingencies
Stockholders' equity
Preferred stock	—	—
Class A common stock	9	3
Class V common stock	3	3
Additional paid-in capital	264,421	43,155
Accumulated deficit	(95,407)	(153,264)
Accumulated other comprehensive loss	(111)	(209)
indie's stockholders' equity (deficit)	168,915	(110,312)
Noncontrolling interest	11,106	8,820
Total stockholders' equity (deficit)	180,021	(101,492)
Total liabilities and stockholders' equity	$385,962	$35,126

INDIE SEMICONDUCTOR, INC.
RECONCILIATION OF NON-GAAP MEASURES TO GAAP
(Unaudited)

GAAP refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This announcement includes historical non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission. We believe that our presentation of historical non-GAAP financial measures provides useful supplementary information to investors. The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with GAAP.

The reconciliations of GAAP basis financial data to non-GAAP measures are as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Computation of non-GAAP gross margin:
GAAP revenue	$9,180	$3,708	$17,294	$8,371
GAAP cost of goods sold	5,319	2,198	10,167	5,078
Non-GAAP gross profit	$3,861	$1,510	$7,127	$3,293
Non-GAAP gross margin	42.1%	40.7%	41.2%	39.3%

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Computation of non-GAAP operating loss:
GAAP loss from operations	$(18,503)	$(4,618)	$(26,609)	$(9,156)
Acquisition-related expenses	964	92	1,490	92
Share-based compensation	7,968	—	7,968	—
Non-GAAP operating loss	$(9,571)	$(4,526)	$(17,151)	$(9,064)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Computation of non-GAAP net income (loss):
GAAP net income (loss)	$12,988	$(6,992)	$23,349	$(12,372)
Acquisition-related expenses	964	92	1,490	92
Share-based compensation	7,968	—	7,968	—
(Gain) loss from change in fair value of SAFEs	(2,500)	1,866	(21,600)	2,215
(Gain) loss from change in fair value of warrants	(11,316)	—	(11,316)	—
(Gain) loss from change in fair value of earn-out liabilities	(17,839)	—	(17,839)	—
(Gain) loss from extinguishment of debt	(304)	—	(304)	—
Non-cash interest expense	97	51	198	99
Deferred tax charges	57	19	70	22
Non-GAAP net loss	$(9,885)	$(4,964)	$(17,984)	$(9,944)

Discussion Regarding the Use of Non-GAAP Financial Measures

Our earnings release contains some or all of the following financial measures that have not been calculated in accordance with United States Generally Accepted Accounting Principles (“GAAP”): (i) non-GAAP gross profit and gross margin, (ii) non-GAAP operating loss and (iii) non-GAAP net income (loss). As set forth in the “Unaudited Reconciliations of Non-GAAP Financial Measures” table, we derive such non-GAAP financial measures by excluding certain expenses and other items from the respective GAAP financial measure that is most directly comparable to each non-GAAP financial measure. Management may use these non-GAAP financial measures to, amongst other things, evaluate operating performance and compare it against past periods or against peer companies, make operating decisions, forecast for future periods and to determine payments under compensation programs. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in our ongoing business by eliminating certain expenses and other items that management believes might otherwise make comparisons of our ongoing business with prior periods and competitors more difficult, obscure trends in ongoing operations or improve management’s ability to forecast future periods.

We provide investors with non-GAAP gross profit and gross margin, non-GAAP operating loss, and non-GAAP net income (loss) because we believe it is important for investors to be able to closely monitor and understand changes in our ability to generate income from ongoing business operations. We believe these non-GAAP financial measures give investors an additional method to evaluate historical operating performance and identify trends, an additional means of evaluating period-over-period operating performance and a method to facilitate certain comparisons of our operating results to those of our peer companies. We further believe these non-GAAP measures allow investors to assess the overall financial performance of our ongoing operations by eliminating the impact of (i) acquisition-related expenses (including acquisition-related professional fees, deemed compensation expense, amortization of acquisition-related intangibles and expenses recognized in relation to changes in contingent consideration obligations), (ii) gains or losses recognized in relation to changes in the fair value of the simple agreements for future equity (“SAFEs”), warrants and contingent considerations issued by indie, (iii) non-cash interest expenses related to the amortization of debt discounts and issuance costs, (iv) share-based compensation, (v) gains and losses from extinguishment of debt and (vi) non-cash tax expenses. We believe that disclosing these non-GAAP financial measures contributes to enhanced financial reporting transparency and provides investors with added clarity about complex financial performance measures.

We calculate non-GAAP gross profit by subtracting cost of sales from revenue. Note, all costs incurred in relation to our contract revenues are expensed as incurred as research and development costs and are therefore not included in the computation of non-GAAP gross profit. We calculate non-GAAP operating loss by excluding from GAAP operating loss, any (i) acquisition-related expenses (including acquisition-related professional fees, deemed compensation expense, amortization of acquisition-related intangibles and expenses recognized in relation to changes in contingent consideration obligations) and share-based compensation. We calculate non-GAAP net income (loss) by excluding from GAAP net income (loss), any (i) acquisition-related expenses (including acquisition-related professional fees, deemed compensation expense, and amortization of acquisition-related intangibles), (ii) gains or losses recognized in relation to change in the fair value of the simple agreements for future equity (“SAFEs”), warrants and contingent considerations issued by indie, (iii) non-cash interest expenses related to the amortization of debt discounts and issuance costs, (iv) share-based compensation, (v) gains and losses from the extinguishment of debt, and (vi) non-cash tax expenses.

We exclude the items identified above from the respective non-GAAP financial measure referenced above for the reasons set forth with respect to each such excluded item below:

Acquisition-related expenses - including such items as, when applicable, amortization of acquired intangible assets, fair value adjustments to contingent consideration, fair value charges incurred upon the sale of acquired inventory, and acquisition-related expenses because they are not considered by management in making operating decisions and we believe that such expenses do not have a direct correlation to our future business operations and thereby including such charges do not necessarily reflect the performance of our ongoing operations for the period in which such charges or reversals are incurred.

Share-based compensation - related to the non-cash compensation expense associated with equity awards granted to our employees. These expenses are not considered by management in making operating decisions and such expenses do not have a direct correlation to our future business operations.

Gain (loss) from change in fair values - because these adjustments (1) are not considered by management in making operating decisions, (2) are not directly controlled by management, (3) do not necessarily reflect the performance of our ongoing operations for the period in which such charges are recognized and (4) can make comparisons between peer company performance less reliable.

Non-cash interest expense - related to the amortization of debt discounts, warrants, and issuance costs because (1) these expenses are not considered by management in making decision with respect to financing decisions, and (2) these generally reflect non-cash costs.

Gain from extinguishment of debt - related to the gain from the PPP loan forgiveness and partially offset by the one-time debt termination fees and the acceleration of unamortized debt discounts and issuance costs as a result of the payoff of debt obligations. This net gain is not reflective of management’s operation decisions and are not expected to recur.

Deferred tax charges - because such charges do not result in a current period tax payment.

The non-GAAP financial measures presented should not be considered in isolation and are not an alternative for the respective GAAP financial measure that is most directly comparable to each such non-GAAP financial measure. Investors are cautioned against placing undue reliance on these non-GAAP financial measures and are urged to review and consider carefully the adjustments made by management to the most directly comparable GAAP financial measures to arrive at these non-GAAP financial measures. Non-GAAP financial measures may have limited value as analytical tools because they may exclude certain expenses that some investors consider important in evaluating our operating performance or ongoing business performance. Further, non-GAAP financial measures are likely to have limited value for purposes of drawing comparisons between companies as a result of different companies potentially calculating similarly titled non-GAAP financial measures in different ways because non-GAAP measures are not based on any comprehensive set of accounting rules or principles.

To the extent our disclosures contain forward-looking estimates of non-GAAP financial measures, these measures are provided to investors on a prospective basis for the same reasons (set forth above) we provide them to investors on a historical basis. We are generally unable to provide a reconciliation of our forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of such non-GAAP measures are difficult to predict and estimate and is often dependent on future events that may be uncertain or outside of our control. Such events may include unanticipated changes in our GAAP effective tax rate, unanticipated one-time charges related to asset impairments (fixed assets, inventory, intangibles, or goodwill), unanticipated acquisition-related expenses, unanticipated settlements, gains, losses and impairments and other unanticipated items not reflective of ongoing operations. Our forward-looking estimates of both GAAP and non-GAAP measures of our financial performance may differ materially from our actual results and should not be relied upon as statements of fact.